BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.
SUPPLEMENT DATED MARCH 18, 2009
TO THE PROSPECTUS DATED JANUARY 28, 2009

Effective March 13, 2009, the following changes are made to the Prospectus of BlackRock Global Financial Services Fund, Inc. (the “Fund”).

The section in the Prospectus captioned “Details About the Funds — How the Funds Invest — About the Portfolio Manager of Global Financial Services” on page 23 is amended as follows:

The information about the Fund’s portfolio manager is deleted in its entirety and replaced with the following:

Lisa Walker, CFA, is the portfolio manager of Global Financial Services and is primarily responsible for the day-to-day management of the Fund.

In addition, in the section captioned “Management of the Funds — Portfolio Manager Information — Global Financial Services (Master Portfolio)” on page 50, the information about the Fund’s portfolio manager is deleted in its entirety and replaced with the following:

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Lisa Walker, CFA	Responsible for the day-to-day management of the Master Portfolio’s portfolio, including setting the Master Portfolio’s overall investment strategy and overseeing the management of the Master Portfolio.	2009

Director of BlackRock, Inc. since 2009 and Vice President thereof from 2006 to 2008; Vice President of Merrill Lynch Investment Managers, L.P. from 2005 to 2006; Portfolio Manager for LDM Investments, LLC from 2000 to 2004.

Code # PRO-19065-0109-SUP